UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23055

USCA All Terrain Fund
(Exact name of registrant as specified in charter)

4444 Westheimer, Suite G500
Houston, TX  77027
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE  19801
(Name and address of agent for service)

(713) 366-0500
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2020

Item 1. Reports to Stockholders.

USCA All Terrain Fund

Annual Report

March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. The Fund currently anticipates that the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communication from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

USCA All Terrain Fund

USCA All Terrain Fund

Annual Shareholder Letter

March 31, 2020

Dear Shareholder,

For the 12-month period ended March 31, 2020 (the “Reporting Period”), the USCA All Terrain Fund returned -9.0%, versus -9.9% for stocks1 and -4.1% for a 60/40 blend of stocks1 and bonds2. The 12-month period saw the first meaningful collapse since the financial crisis of 2008, with stocks1 falling 34.0% from their high set in February to their low in March. During the first quarter of 2020, the Fund held up relatively well when compared to stocks1, returning -13.0% relative to -20.9%, and just kept pace with a 60/40 blend of stocks1 and bonds2, which also returned -13.0% in the first quarter. The global pandemic and subsequent plunge in stock prices remind us of why we created a vehicle designed to weather downside volatility.

	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Fiscal Year
USCA All Terrain	1.9%	-2.6%	3.0%	-0.1%	-1.0%	0.5%	0.4%	0.9%	1.7%	-1.3%	-3.6%	-8.6%	-9.0%
Global Equities[1]	3.6%	-5.7%	6.6%	0.5%	-2.0%	2.2%	2.6%	2.8%	3.0%	-0.6%	-8.4%	-13.2%	-9.9%
Global Bonds[2]	-0.3%	1.4%	2.2%	-0.3%	2.0%	-1.0%	0.7%	-0.8%	0.6%	1.3%	0.7%	-2.2%	4.2%
60/40 Blend[3]	2.0%	-2.9%	4.9%	0.2%	-0.4%	0.9%	1.8%	1.4%	2.1%	0.2%	-4.8%	-8.8%	-4.1%

Unsurprisingly, just as last year’s gains came from our equity managers, so have this year’s losses, and the more conservative strategies that we almost felt like we had to defend last year earned their stripes in the first quarter. For instance, the Fund’s largest holding, Millennium, a relative value fund with an absolute return mandate (the objective of achieving positive returns regardless of the market environment), was slightly positive in the first quarter of 2020. Our allocation to Brevan Howard’s global macro strategy was up double digits through the same period, including a large gain in March, a disastrous period for equities1. As a whole, our relative value, global macro and managed futures allocations (approximately 31% of the Fund) contributed approximately 0.8% to the Fund’s return in the quarter ended March 31st. We are pleased that these strategies performed as intended, delivering on their absolute return mandate during an extreme period of market turmoil.

The Fund’s equity and credit exposure was a mixed bag of results. Our allocation to global credit through the York Global Credit Income Fund, although a drag on returns in March, outperformed our benchmark for the strategy, the Bloomberg Barclays US Corporate High Yield Bond Index4 handily. For the first quarter and the Reporting Period, York has outperformed this benchmark, delivering a return of -4.6% and -8.0%, respectively, versus -6.9% and -12.7%, respectively, for the benchmark.

While the portion of Fund assets allocated to the strategies above performed well (or relatively well in the case of long/short credit), the balance of our hedged and long-only equity strategies did not. There were a few bright spots (Luther King and Geneva), but on balance these allocations fared worse than equities1 over both the Reporting Period and the first quarter of 2020. As we have previously noted, the market's gains continue to favor growth over value stocks, even during the turmoil of March (outperforming materially). Additionally, smaller companies, where many of our long-short managers attempt to gain an edge, have similarly been out of favor, materially underperforming their larger brethren. In short, equities1 continue to be dominated by a handful of large growth stocks like Amazon, Netflix and a few other large technology/internet-focused companies, whose fortunes and stock prices, in many cases, took a turn for the better as a result of the pandemic. This market backdrop was a headwind for the Fund, as the managers with whom we have entrusted its assets tend to have a value bias and, accordingly, are underweight in these areas.

You can see the specifics on the performance of each of our investment categories on the following page for both the Reporting Period and for the first quarter of 2020:

	Trailing 12 Months			1st Quarter 2020
	Average Allocation	Attribution Gross of Fees	Return on Invested Capital	Average Allocation	Attribution Gross of Fees	Return on Invested Capital
Cash	5.8%	0.1%	1.8%	7.1%	0.0%	0.3%
Long/Short Fixed Income	7.7%	-0.4%	-4.6%	7.8%	-0.6%	-8.0%
Long Equity - Domestic	15.3%	-3.1%	-20.3%	15.6%	-4.4%	-27.1%
Long Equity - International	5.5%	-1.6%	-29.3%	5.6%	-2.0%	-34.4%
Long Equity - Global	14.4%	-1.5%	-11.1%	14.6%	-3.0%	-19.6%
Long/Short Equity	15.6%	-2.6%	-15.9%	15.9%	-3.4%	-20.3%
Global Macro	6.0%	1.8%	30.5%	6.0%	1.4%	23.0%
Managed Futures	5.0%	-0.1%	-2.0%	5.0%	-0.3%	-6.2%
Relative Value	20.2%	0.7%	3.4%	19.6%	-0.3%	-1.6%
In Liquidation	4.5%	-0.8%	-19.9%	2.8%	-0.3%	-11.2%
	100.0%	-7.5%		100.0%	-13.0%

As always, we continue to focus on optimizing long-term, risk-adjusted returns. Please don’t hesitate to contact us if you have any questions.

Sincerely,

David Harris, CIMA, Portfolio Manager

Phil Pilibosian, MBA, J.D., President

[1]	MSCI World Index. The MSCI World Index captures large- and mid-cap representation across 23 Developed Markets (DM) countries. With 1,648 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index.

[2]	Bloomberg Barclays Global Aggregate Index. The Bloomberg Barclays Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. There are four regional aggregate benchmarks that largely comprise the Global Aggregate Index: the US Aggregate (USD300mn), the Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. The Global Aggregate Index also includes Eurodollar, Euro-Yen, and 144A Index-eligible securities, and debt from five local currency markets not tracked by the regional aggregate benchmarks (CLP, MXN, ZAR, ILS and TRY). A component of the Multiverse Index, the Global Aggregate Index was created in 2000, with index history backfilled to January 1, 1990. Investors cannot invest directly in an index.

[3]	60/40 Blend. The 60/40 Blend represents the performance of a portfolio that consists 60% of the MSCI World Index and 40% of the Bloomberg Barclays Global Aggregate Index rebalanced monthly. Investors cannot invest directly in an index.

[4]	Bloomberg Barclays US Corporate High Yield Bond Index. The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.

USCA All Terrain Fund

Investment Strategy Allocation
March 31, 2020 (Unaudited)

(expressed as a percentage of net assets)

Multi-Strategy
17.18%
Long/Short Equity
15.33%
Long Equity - Global
13.74%
Global Macro
8.30%
Long/Short Fixed Income
8.02%
Long Equity - Domestic
7.68%
Event Driven
7.05%
Managed Futures
5.32%
Long Equity - International
1.76%

USCA All Terrain Fund

Schedule of Investments
March 31, 2020

	Shares	Value
COMMON STOCK - 4.10%[a]
Chemical Companies - 0.19%
Corteva, Inc.	1,766	$41,501
Nutrien LTD[b]	1,520	51,589
		93,090
Communication Services - 0.11%
Comcast Corporation	1,600	55,008

Consumer Discretionary - 0.04%
Genuine Parts Company	300	20,199

Consumer Staples - 0.23%
Molson Coors Brewing Company	1,100	42,911
Mondēlez International, Inc.	500	25,040
Walmart, Inc.	400	45,448
		113,399
Consumer Product and Distribution Companies - 0.29%
Kimberly-Clark Corporation	200	25,574
Kontoor Brands, Inc.	1,200	23,004
PepsiCo, Inc.	300	36,030
Target Corp	600	55,782
		140,390
Energy and Utility Companies - 0.44%
Chevron Corporation	400	28,984
ConocoPhillips	1,400	43,120
Equinor ASA ADR	3,700	45,066
Kinder Morgan, Inc.	1,700	23,664
Phillips 66	600	32,190
Valero Energy Corporation	1,000	45,360
		218,384
Financial Services - 0.64%
American International Group	2,500	60,625
Ameriprise Financial, Inc.	400	40,992
BOK Financial Corporation	500	21,280
Citigroup Global Markets Holdings Inc.	1,400	58,968
MetLife, Inc.	1,600	48,912
Morgan Stanley	600	20,400
Northern Trust Corporation	100	7,546
Prosperity Bancshares Inc.	900	43,425
Radian Group Inc.	1,200	15,540
		317,688
Health Care and Related Companies - 0.61%
AbbVie Inc.	900	68,571
Amgen Inc.	300	60,819
AstraZeneca plc ADR	700	31,262

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Schedule of Investments - (Continued)
March 31, 2020

	Shares	Value
Health Care and Related Companies - (continued) - 0.61%
Cardinal Health, Inc.	500	$23,970
CVS Health Corporation	600	35,598
Gilead Sciences, Inc.	500	37,380
Medtronic Public Limited Company[b]	500	45,090
		302,690
Industrials - 0.26%
3M Company	100	13,651
Atlas Corp.	4,300	33,067
Cummins Inc.	600	81,192
		127,910
Logistics and Transportation - 0.09%
Union Pacific Corporation	300	42,312

Manufacturing Companies - 0.19%
Eaton Corporation	500	38,845
Lear Corporation	700	56,875
		95,720
Materials - 0.05%
WestRock Company	800	22,608

Media, Communications and Entertainment - 0.15%
Verizon Communications Inc.	1,400	75,222

Real Estate Investment Trusts - 0.21%
Brookfield Property REIT Inc.	2,300	19,527
VEREIT, Inc.	6,200	30,318
Vici Properties Inc.	1,300	21,632
Weyerhaeuser Company	1,800	30,510
		101,987
Technology Companies and Services - 0.53%
Cisco Systems, Inc.	1,900	74,689
Intel Corporation	600	32,472
Koninklijke Philips N.V. ADR	1,100	44,176
NetApp, Inc.	1,200	50,028
Parker-Hannifin Corporation	100	12,973
TE Connectivity LTD.[b]	600	37,788
Texas Instruments Incorporated	100	9,993
		262,119
Utilities - 0.07%
Dominion Energy, Inc.	500	36,095

TOTAL COMMON STOCK (Cost $2,430,978)		$2,024,821

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Schedule of Investments - (Continued)

March 31, 2020

	Shares	Value

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 13.79%[a]
Long Equity - Domestic - 7.68%
Bridgeway Ultra Small Company Fund	51,619	$813,515
LKCM Equity Fund - Institutional Class	83,383	1,990,361
Nationwide Geneva Mid Cap Growth Fund - Class R6	59,045	990,185
		3,794,061
Long Equity - Global - 4.35%
First Eagle Global Fund - Institutional Class	45,750	2,145,674

Long Equity - International - 1.76%
AllianzGI NFJ International Value Fund - Institutional Class	58,799	870,228

TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
(Cost $8,346,129)		$6,809,963

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (Continued)
March 31, 2020

			Next Available		Redemption
			Redemption	Frequency of	Notification
	Cost	Value	Date[c]	Redemptions	Period (Days)
INVESTMENTS IN PRIVATE INVESTMENT COMPANIES[d] - 70.59%[a]
Event Driven - 7.05%
Black Diamond Arbitrage Partners, L.P. - Series A	$3,137,819	$3,348,842	5/31/2020	Monthly	45
Perry Partners L.P. - Class Ce	352,748	131,003	n/a	Illiquid	n/a
		3,479,845
Global Equity - 9.39%
WMQS Global Equity Active Extension Onshore Fund LP Class F-2	5,000,000	4,547,132	4/30/2020	Monthly	30
WMQS Global Equity Active Extension Onshore Fund LP - Class B	100,000	90,607	4/30/2020	Monthly	30
		4,637,739
Global Macro - 8.30%
Brevan Howard L.P. - Series B	2,445,000	3,473,861	6/30/2020	Monthly	90
Brevan Howard L.P. - Series I	200,000	264,731	6/30/2020	Monthly	90
Brevan Howard L.P. - Series W	200,000	362,208	6/30/2020	Monthly	90
		4,100,800
Long/Short Equity - 15.33%
Corsair Capital Partners, L.P. - Class A	2,483,000	2,381,913	6/30/2020	Quarterly	60
Greenlight Masters Qualified, L.P. - Series B	4,230,000	4,003,456	6/30/2020	Semi-Annually	90
KG Investments Fund LLC - Class A-8[g]	1,000,000	794,911	6/30/2020	Quarterly	90
Voss Value Fund, L.P.	500,000	390,034	6/30/2020	Quarterly	45
		7,570,314
Long/Short Fixed Income - 8.02%
York Global Credit Income Fund, L.P. - Class A	3,493,000	3,961,543	6/30/2020	Quarterly	90

Managed Futures - 5.32%
The Winton Fund (US) L.P.	1,696,000	1,592,113	4/30/2020	Monthly	30
The Winton Trend Fund (US) L.P.	900,000	1,034,427	4/30/2020	Weekly	2
		2,626,540
Multi-Strategy - 17.18%
Blue Mountain Credit Alternatives Fund L.P. - Class Se	1,554,147	1,137,622	n/a	Illiquid	n/a
Double Black Diamond, L.P. - Series D	1,647,182	1,648,912	6/30/2020	Quarterly	60
Millennium USA LP	4,359,044	5,698,324	6/30/2020	Quarterly	90
		8,484,858

TOTAL INVESTMENTS IN PRIVATE INVESTMENT COMPANIES
(Cost $33,297,940)		$34,861,639

SHORT TERM INVESTMENT - 11.78%[a]	Shares

AIM Short-Term Treasury Portfolio Fund - Institutional Class, 0.39%[f]	5,819,964	5,819,964

TOTAL SHORT TERM INVESTMENT (Cost $5,819,964)		$5,819,964

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Schedule of Investments - (Continued)
March 31, 2020

Value
Total Investments (Cost $49,895,011) - 100.26%[a]	$49,516,387
Other Liabilities in Excess of Assets - (0.26%)[a]	(129,411)
TOTAL NET ASSETS - 100.00%[a]	$49,386,976

Footnotes

ADR - American Depositary Receipt.

[a]	Percentages are stated as a percent of net assets.
[b]	Foreign issued security.
[c]	Investments in private investment companies may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after March 31, 2020 that redemption from all or a portion of a tranche is available without fee, unless otherwise noted (redemptions may be available sooner with the incurrence of a penalty). Other tranches may have an available redemption date that is after the Next Available Redemption Date. Further, the private investment company's advisor may place additional redemption restrictions without notice based on the aggregate redemption requests at a given time.
[d]	Private investment portfolio holdings detailed in the Schedule of Investments represent management's best estimate of the fair value of each private investment's portfolio holdings as of March 31, 2020. There are no unfunded capital commitments for private investments.
[e]	Currently in liquidation. Receiving proceeds as liquidated.
[f]	Rate reported is the 7-day current yield as of March 31, 2020.
[g]	Private investment has one year lockup. Redemption of this private investment at the Next Available Redemption Date shown, or otherwise within the one year lockup period, would be subject to a 5% withdrawal fee.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Assets & Liabilities
March 31, 2020

Assets
Investments, at fair value (cost $49,895,011)	$49,516,387
Dividend and interest receivable	7,507
Receivable for investments sold	7,004
Prepaid expenses	3,741
Total Assets	49,534,639

Liabilities
Investment advisory fee payable (Note 4)	64,690
Sub-advisory fee payable (Note 4)	3,547
Payable to Trustees	3,750
Accrued expenses and other liabilities	75,676
Total Liabilities	147,663

Net Assets	$49,386,976

Net Assets Consist of:
Paid in capital	$50,538,317
Total Distributable Earnings/(Accumulated Loss)	(1,151,341)
Net Assets	$49,386,976
51,818.06 shares of beneficial interests outstanding
Net Asset Value per Share	$953.08

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Operations
For the Fiscal Year Ended March 31, 2020

Investment Income
Dividend income (Net of foreign taxes withheld of $1,126)	$259,782
Interest income	65,647
Total Investment Income	325,429

Expenses
Investment advisory fees (Note 4)	411,344
Portfolio accounting and administration fees	89,677
Legal fees	40,000
Transfer agent fees and expenses	38,815
Audit fees	33,150
Tax return fees	25,000
Registration fees	22,714
Sub-advisory fees (Note 4)	15,451
Trustees' fees	15,000
Custody fees	9,870
Insurance expense	9,552
Other expenses	1,728
Total Expenses	712,301
Net Investment Loss	(386,872)
Realized and Unrealized Gain/(Loss) on Investments
Net realized loss on sale of investments	(1,339,479)
Capital gain distributions from registered investment companies	565,327
Net realized loss	(774,152)
Net change in unrealized depreciation on investments	(3,677,821)
Net change in unrealized depreciation on foreign currency transactions	(14)
Net unrealized depreciation	(3,677,835)
Net Loss from Investments	(4,451,987)
Net Decrease in Net Assets Resulting from Operations	$(4,838,859)

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	March 31, 2020	March 31, 2019

Change in Net Assets Resulting from Operations
Net investment loss	$(386,872)	$(349,052)
Net realized gain/(loss) on sale of investments	(774,152)	1,315,145
Net change in unrealized depreciation on investments	(3,677,835)	(575,627)
Net Increase(decrease) in Net Assets Resulting from Operations	(4,838,859)	390,466
Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold	2,165,042	1,550,000
Payments for shares redeemed	(1,830,279)	(3,559,410)
Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	334,763	(2,009,410)

Net Decrease in Net Assets	(4,504,096)	(1,618,944)
Net Assets, Beginning of Year	53,891,072	55,510,016
Net Assets, End of Year	$49,386,976	$53,891,072

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2020

Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(4,838,859)
Net realized loss on sale of investments	1,339,479
Net change in unrealized depreciation on investments	3,677,821
Net decrease in receivable for investments sold	218,614
Net decrease in dividend and interest receivable	7,972
Net increase in prepaid expenses	(1,440)
Net increase in investment advisory fee payable	30,163
Net increase in investment sub-advisory fee payable	1,013
Net decrease in payable for investments purchased	(19,444)
Net increase in accrued expenses and other liabilities	20,187
Purchases of investment securities	(3,380,035)
Sales of investment securities	4,819,328
Purchases of short term investments, net	(667,320)
Net cash provided by operating activities	1,207,479

Cash Flows from Financing Activities
Proceeds from subscriptions	2,165,042
Distributions for redemptions	(3,372,521)
Net cash used in financing activities	(1,207,479)

Net Change in Cash	—
Cash - Beginning of Year	—
Cash - End of Year	$—

Non-cash operating activities not included herein consist of reinvestment of long term capital gain distributions from registered investment companies of $565,327.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Financial Highlights

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	Period from July 1, 2015(1) to March 31, 2016
Per Share Operating Performance
Beginning net asset value	$1,046.82	$1,039.75	$998.78	$915.37	$1,000.00

Loss From Investment Operations
Net investment loss (2)	(7.48)	(6.67)	(8.79)	(9.26)	(9.31)
Net gain from investments	(86.26)	13.74	49.76	92.67	(75.32)

Total from Investment Operations	(93.74)	7.07	40.97	83.41	(84.63)

Ending Net Asset Value	$953.08	$1,046.82	$1,039.75	$998.78	$915.37

Total return	(8.95)%	0.68%	4.10%	9.11%	(8.46	)%(3)

Supplemental Data and Ratios
Net assets, end of period	$49,386,976	$53,891,072	$55,510,016	$53,323,837	$46,769,559
Ratio of expenses to weighted average net assets before (waiver) recoupment(5)	1.30%	1.25%	1.33%	1.54%	1.86	%(4)
Ratio of expenses to weighted average net assets after (waiver) recoupment(5)	1.30%	1.25%	1.33%	1.58%	1.80	%(4)
Ratio of net investment loss to weighted average net assets before (waiver) recoupment(5)	(0.71)%	(0.64)%	(0.86)%	(0.93)%	(1.39	)%(4)
Ratio of net investment loss to weighted average net assets after (waiver) recoupment(5)	(0.71)%	(0.64)%	(0.86)%	(0.97)%	(1.33)	%(4)
Portfolio turnover rate	6.59%	22.02%	11.46%	12.60%	9.12	%(3)

(1)	Commencement of operations.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Ratios do not reflect the Fund's proportionate share of the income and expenses including performance fees/allocations, of the Underlying Funds.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund

Notes to Financial Statements

March 31, 2020

1.     Organization

USCA All Terrain Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on January 13, 2015, and commenced operations on July 1, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, management investment company. Shares will be sold only to eligible investors, that is those that represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The Fund’s investment objective is to seek long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund is non-diversified and pursues its investment objective using a multi-manager, fund-of-funds approach by investing predominantly in non-affiliated collective investment vehicles, including privately-offered investment funds commonly known as “hedge funds” and publicly traded funds, including exchange-traded funds and mutual funds (“Underlying Funds”).

The Fund is managed by USCA Asset Management LLC (the “Advisor” or “USCA”). The Advisor is an investment adviser registered with the Securities and Exchange Commission (“SEC”).

Underlying Funds are managed by other advisors (the “Underlying Fund Managers”) that invest in or trade in a range of investments that is without limit, but may include equities and fixed income securities, currencies, derivative instruments, and commodities. Underlying Funds may employ leverage and hedging strategies as well as pay their Underlying Fund Managers performance fees.

During the year ended March 31, 2020, the Advisor and the Fund engaged SKBA Capital Management, LLC (“SKBA Capital”) as a sub-advisor to the Fund. SKBA Capital invests according to a value-oriented investment strategy and seeks to achieve long-term capital appreciation by investing in undervalued equity securities.

The Fund has a Board of Trustees (the “Board” or “Trustees”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.

2.  Significant Accounting Policies

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies the specialized accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies, including Accounting Standards Update (“ASU”) No. 2013-08. The functional and reporting currency of the Fund is the U.S. dollar. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses

The Fund bears its own operating expenses subject to an expense limitation and reimbursement agreement discussed in Note 4. These operating expenses include, but are not limited to: all investment-related expenses, advisory and sub-advisory fees, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board, and all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders. The Fund indirectly bears its portion of the expenses of the Underlying Funds. Therefore, the Underlying Fund’s expenses are not included in the Fund’s Statement of Operations or Financial Highlights.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2020

C. Investment Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Realized gains and losses on Underlying Funds are recognized at the time of full redemption of the position. Capital gain distributions received are recorded as capital gains as soon as information is available to the Fund. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

D. Investments in Underlying Funds

In accordance with the terms of the Fund’s Private Offering Memorandum the investments in the Underlying Funds are valued at their fair value.

The Fund has the ability to liquidate its investments periodically, ranging from weekly to semi-annually, depending on the provisions of the respective Underlying Fund agreements. Generally, the Underlying Fund Managers have the ability to suspend redemptions. Unless otherwise noted on the Schedule of Investments, the Fund expects to be able to redeem its investments in the Underlying Funds at their respective net asset value (“NAV”), based on the applicable redemption schedule.

Underlying Funds receive fees for their services. The fees include management and incentive fees or allocations based upon the NAV of the Fund’s investment in the Underlying Fund. Generally, fees payable to an Underlying Fund are estimated to range from 0% to 2.00% (annualized) of the average NAV of the Fund’s investment in an Underlying Fund. In addition, certain Underlying Funds charge an incentive allocation or fee which can range up to 20% of an Underlying Fund’s net profits. The impact of these fees are reflected in the Fund’s performance, but are not operational expenses of the Fund. Incentive fees may be subject to certain threshold rates.

The Underlying Funds in which the Fund invests utilize a variety of financial instruments in their trading strategies, including equity and debt securities, currencies, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in fair value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Underlying Fund’s balance sheets. In addition, the Underlying Funds may sell securities short whereby a liability is created to repurchase the security at prevailing prices. Such Underlying Funds’ ultimate obligations to satisfy the sale of securities sold short may exceed the amount recognized on their balance sheets. However, due to the nature of the Fund’s interest in the Underlying Funds, such risks are limited to the Fund’s invested amount in each Underlying Fund. Below is a description of each Underlying Fund’s investment strategies by class (for a more detailed description, please see the Fund’s offering memorandum).

Event Driven. Event-driven strategies are designed to profit from changes in the prices of securities of companies facing a major corporate event. The goal of an event-driven strategy is to identify securities, which may include common or preferred stock as well as many types of fixed income, with a favorable risk-reward ratio based on the probability that a particular event will occur. Such events include mergers and acquisitions as well as restructurings, spin-offs and significant litigation (e.g., tobacco or patent litigation).

Global Equity. Similar to long/short equity described below, Investment Managers (“managers”) employing this strategy invest in equities but generally do not engage in short selling or hedging of the market risks associated with their investments, but rather inherent in these strategies is the risk associated with the equity markets as a whole. In certain instances, a manager may raise cash as a means of taking a negative view on the market in an attempt to mitigate a portion of the market risk associated with this strategy.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2020

Global Macro. Global macro strategies typically seek to generate income and/or capital appreciation through a portfolio of investments focused on macro-economic opportunities across numerous markets and instruments. These strategies rely on the use of, among other things, cash and derivative markets, each of which bear their own risks, as well as certain assumptions about global macro-economic trends. There can be no assurance that such macro-economic assumptions will prove to be correct. Global macro managers may employ relative value, event driven, long/short and other strategies or trading approaches. Trading positions are generally held both long and/or short in both U.S. and non-U.S. markets. Global macro strategies are generally categorized as either discretionary or systematic in nature and may assume aggressive investment postures with respect to position concentrations, use of leverage, portfolio turnover, and the various investment instruments used.

Long/Short Equity and Long/Short Fixed Income. Long/short equity/fixed income strategies generally seek to produce returns from investments in the global equity and/or fixed income markets. These strategies are generally focused on absolute returns and the trades implemented in the strategy generally capitalize on a manager’s views and outlooks for specific markets, regions, sectors, or securities. While these strategies involve both long and short positions in various equity and/or fixed income securities, a manager’s positions will generally reflect a specific view about the direction of a market. Unlike traditional equity or fixed income funds, the directional view relates less to the absolute direction of the market and more toward the specific positions (longs versus shorts) held within a portfolio (nonetheless, a manager may take a directional position that relates to the absolute direction of the market). In addition to making shifts in markets, regions, sectors or securities, managers have the flexibility to shift from a net long to a net short position, but in general will maintain a net long exposure.

Long/Short Fixed Income. A diversified set of investments which include positions both long and short in primarily fixed income securities.

Managed Futures. Managed futures strategies involve speculative trading in futures, forwards and options thereon. Managers may trade portfolios of instruments in U.S. and non-U.S. markets in an effort to capture passive risk premiums, and attempt to profit from anticipated trends in market prices. These managers generally rely on either technical or fundamental analysis or a combination thereof in making trading decisions and attempting to identify price trends. They may attempt to structure a diversified portfolio of liquid futures contracts, including, but not limited to, stock index, interest rate, metals, energy and agricultural futures markets.

Multi Strategy. Multi-strategy managers employ two or more of the strategies described above.

E. Investment Valuation

In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations, if available. Because market quotations are not typically readily available for the majority of the Fund’s securities, they are valued at fair value as determined by the Board. The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved to a fair value committee of one or more representatives of the Advisor, U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (the “Administrator”) and an officer of the Fund (the “Valuation Committee”). Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the Valuation Committee may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security, and the recommendation of an Underlying Fund Manager. The Valuation Committee may also enlist third-party consultants, such as an audit firm or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2020

Non-dollar-denominated securities, if any, are valued as of the close of the New York Stock Exchange (”NYSE”) at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV have materially affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund's NAV may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund's portfolio. The Fund's NAV per share is calculated by dividing the value of the Fund's total assets (the value of the securities the Fund holds plus cash and other assets, including dividends and interest accrued but not yet received), less accrued expenses of the Fund, less the Fund's other liabilities by the total number of shares outstanding.

For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price. If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value.

All equity securities that are not traded on a listed national exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. In the event such market quotations are not readily available, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value.

The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Fund Managers. The Fund values interests in the Underlying Funds at fair value, using the NAV or pro rata interest in the members’ capital of the Underlying Funds as a practical expedient, as provided by the investment managers of such Underlying Funds. Certain securities in which the Underlying Funds invest may not have a readily ascertainable market price and will be valued by the Underlying Fund Managers at fair value in accordance with procedures adopted by the Underlying Funds. Valuations of Underlying Funds are gross of any redemption fees or penalties and net of management and incentive fees. In this regard, an Underlying Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Underlying Fund Manager’s compensation. Although the Advisor will review the valuation procedures used by all Underlying Fund Managers, the Advisor will not be able to confirm the accuracy of valuations provided by the Underlying Fund Manager and valuations provided by the Underlying Fund Manager generally will be conclusive with respect to the Fund. In addition, the NAVs or other valuation information received by the Fund from an Underlying Fund and used in calculating the Fund’s NAV will include estimates that may be subject to later adjustment or revision by the Underlying Fund Manager. Any such adjustment or revision will either increase or decrease the NAV of the Fund at the time that the Fund is provided with information regarding the adjustment. The Fund does not expect to restate its previous NAVs to reflect an adjustment or revision by an Underlying Fund. In the unlikely event that an Underlying Fund does not report a fiscal period end value to the Fund on a timely basis, the Fund would determine the fair value of the Underlying Fund based on the most recent value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values its portfolio.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, those companies’ NAVs are calculated based on the NAV as published, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2020

F. Cash and Cash Equivalents

Cash and cash equivalents include liquid investments of sufficient credit quality with original maturities of three months or less from the date of purchase.

G. Income Taxes

The Fund’s tax year end is December 31. The Fund is treated as a partnership for federal income tax purposes. The Fund has no present intention of making periodic distributions of net income or gains, if any, to investors. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for federal income taxes is reflected in the accompanying financial statements. The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions when the positions are more likely than not to be sustained. Management is not aware of any exposure to uncertain tax positions that could require accrual.

H. Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. New Accounting Pronouncements

In August 2018, FASB issued ASU No. 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

3.	Investment Transactions

For the year ended March 31, 2020, the Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $3,380,034 and $4,819,328 (excluding short-term securities), respectively.

4.	Management and Performance Fees, Administration Fees and Custodian Fees

The Fund has entered into an investment advisory agreement with USCA Asset Management LLC. Under the investment advisory agreement, the Fund pays the Advisor a monthly fee, which is calculated and accrued monthly (the “Advisory Fee”), at the annual rate of 0.75% of the Fund’s average monthly net assets. For the year ended March 31, 2020, the Fund incurred $411,344 in advisory fees under the agreement.

The Advisor and the Fund have entered into an expense limitation and reimbursement agreement under which the Advisor has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding interest, brokerage commissions, extraordinary expenses, and the fees of any sub-advisor to the Fund and Underlying Fund fees), to the extent that they exceed 1.75% per annum of the Fund's average monthly net assets. In consideration of the Advisor's agreement to limit the Fund's expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) waiver or reimbursement by the Advisor is subject to repayment by the Fund within three years from the date the Advisor waived any payment or reimbursed any expense; and (2) the reimbursement may not be made if it would cause the expense limitation to be exceeded. The expense limitation agreement will remain in effect at least until July 31, 2021, unless the Board approves its modification or termination. After July 31, 2021, the expense limitation agreement may be renewed upon the mutual agreement of the Advisor and the Board, in their sole discretion.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2020

There are no outstanding waivers or recoupments as of March 31, 2020.

For the year ended March 31, 2020, the Advisor and the Fund engaged SKBA Capital, a registered investment advisor with the SEC under the Investment Advisers Act of 1940. Under the terms of the Sub-Advisory Agreement for SKBA Capital, the Fund pays the sub-advisor a monthly fee calculated at an annual rate equal to 0.57% of the assets managed by the Sub-Advisor. For the year ended March 31, 2020, the Fund incurred $15,451 in sub-advisory fees under the agreement.

The Fund has engaged U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, to serve as the Fund's administrator, fund accountant, and transfer agent.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian.

5.	Trustees and Officers

The Board has overall responsibility for monitoring and overseeing the investment program of the Fund and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the Board of Trustees of a registered investment company organized as a corporation. The Trustees who are not employed by the Advisor are each paid by the Fund a quarterly fee of $1,250. All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses. One of the Trustees is an employee of the Advisor and receives no compensation from the Fund for serving as a Trustee.

All of the officers of the Fund are affiliated with the Advisor. Such officers receive no compensation from the Fund for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

6.	Shareholder Transactions

The Fund sells shares on a continual, monthly basis. Shares sold will be priced at the net asset value of the Fund determined on the last business day of each month. The Fund may from time to time repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on those terms and conditions as the Board may determine in its sole discretion. Each such repurchase offer will generally be limited to up to 25% of the net assets of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Advisor. The Advisor expects that, generally, it will recommend to the Board that the Fund offer to repurchase shares from shareholders quarterly, with such repurchases to occur on the first business day following each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 130 days prior to the applicable repurchase date.

The Fund had 51,818 shares outstanding at March 31, 2020. The Fund issued 2,042 shares through shareholder subscriptions and repurchased 1,705 shares through shareholder redemptions during the year ended March 31, 2020. The Fund issued 1,466 shares through shareholder subscriptions and repurchased 3,373 shares through shareholder redemptions during the year ended March 31, 2019.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2020

7.	Risk Factors

Because shares may only be repurchased pursuant to tender offers at such time and on such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Advisor may invest the Fund’s assets in Underlying Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Fund is highly illiquid and involves a substantial degree of risk. Underlying Funds are riskier than liquid securities because the Underlying Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Underlying Funds may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although the Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Fund invests primarily in Underlying Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Underlying Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Underlying Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, which may increase the volatility of the Fund's NAV. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Underlying Funds provide for periodic redemptions ranging from daily to annually with lock-up provisions which can be one year or longer.

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund's investments.

8.	Fair Value of Financial Instruments

The Fund has adopted the authoritative fair valuation accounting standards of ASC 820, Fair Value Measurements and Disclosures, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Valuations based primarily on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Board’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. The following section describes the valuation techniques used by the Fund to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

Investments whose values are based on quoted market prices in active markets are classified within Level 1. These investments generally include equity securities traded on a national securities exchange, registered investment companies, certain U.S. government securities and certain money market securities. The Board does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2020

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified within Level 2. These investments generally include certain U.S. government and sovereign obligations, most government agency securities, and investment grade corporate bonds.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. These investments generally include private equity investments and less liquid corporate debt securities. When observable prices are not available for these investments, the Board uses one or more valuation techniques (e.g., the market approach or income approach) for which sufficient data is available. The selection of appropriate valuation techniques may be affected by the availability of relevant inputs as well as the relative reliability of inputs. In some cases, one valuation technique may provide the best indication of fair value while in other circumstances, multiple valuation techniques may be appropriate. The results of the application of the various techniques may not be equally representative of fair value, due to factors such as assumptions made in the valuation. In some situations, the Board may determine it appropriate to evaluate and weigh the results, as appropriate, to develop a range of possible values, with the fair value based on the Board’s assessment of the most representative point within the range.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2020:

Fair Value Measurements at Reporting Date Using

Description	Quoted Prices in Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments
Common Stock (a)	$2,024,821	$—	$—	$2,024,821
Investments in Registered Investment
Companies (a)	6,809,963	—	—	6,809,963
Investments in Private Investment
Companies (b)	—	—	—	34,861,639
Short Term Investment (c)	5,819,964	—	—	5,819,964
	$14,654,748	$—	$—	$49,516,387

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
(c)	Short Term Investments that are sweep investments for cash balances in the Fund at March 31, 2020.

USCA All Terrain Fund

Notes to Financial Statements (continued)

March 31, 2020

It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

During the year ended March 31, 2020, there were no transfers between Level 1, Level 2 or Level 3.

9.	Subsequent Events

The Fund has an ongoing tender offer that was filed on February 21, 2020 with a cutoff date for tender requests as of March 20, 2020 and will be priced on June 30, 2020. There were no tenders received during the tender offer period.

The Fund has not identified any subsequent events requiring financial statement disclosure as of March 31, 2020, through the date the financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

USCA All Terrain Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of USCA All Terrain Fund (the “Fund”) as of March 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years or period ended March 31, 2017, and prior, were audited by other auditors whose report dated May 30, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, investee funds, and brokers or by other appropriate auditing procedures where replies from brokers or investee funds were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

C O H E N & C O M P A N Y , L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

We have served as the auditor of one or more investment companies within the same investment company complex since 2016.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

May 28, 2020

USCA All Terrain Fund

Additional Information

March 31, 2020 (Unaudited)

N-PORT

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available without charge by visiting the SEC’s Web site at www.sec.gov.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12-month period ended June 30th are available to stockholders without charge, upon request by calling the Advisor toll free at (888) 601-8722 or on the SEC’s Web site at www.sec.gov.

Board of Trustees

The Fund’s Offering Memorandum includes additional information about the Fund’s Trustees and is available upon request without charge by calling the Advisor toll free at (888) 601-8722 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements

This report contains "forward-looking statements,'' which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as "may'', "will'', "believe'', "attempt'', "seem'', "think'', "ought'', "try'' and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Risk Disclosures

Economic, political, and issuer specific events may cause the value of securities to rise or fall. Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. The investment strategies, practices and risk analysis used by the Adviser may not produce the desired results.

The recent global outbreak of COVID-19 has disrupted economies and markets, and the prolonged duration and economic impact is uncertain. These events can have a significant impact to the Fund’s operations and performance.

USCA All Terrain Fund

Trustees and Officers (Unaudited)

March 31, 2020

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
John Ferguson (Born 1945)	Trustee since 2015	Board of Managers at Salient Partners (investment adviser) (5/12-present), Investment Committee Member at Houston Endowment (4/14-present), Investment Committee Member at Silver Ventures (private equity firm) (9/12-present), Non- Executive Chair Investment Committee at Ascendant Advisors (1/10-present)	2	ABM Industries, Inc. (12/09 - present), USCA All Terrain Fund (4/15 – present).

Robert Harvey (Born 1955)	Trustee since 2015 and Chairman since 2016	President and CEO at Greater Houston partnership (9/12 -present).	2	TRC Companies, Inc. (7/07 - 11/15), USCA All Terrain Fund (4/15 – present).

Paul Wigdor (Born 1968)	Trustee since 2016	CCO, USCA RIA LLC (5/19-present), Managing Partner at Overlook 4 Holdings (2/11 - present), Managing Director at Ascendant Funds (2/11 - present), Chief Compliance Officer of Qapital Invest, LLC.	2	Global Restaurant Systems (1/13 - present), Private Communications Corp. (11/10 - present), ChartIQ (1/14 – present), USCA All Terrain Fund (4/15 – present), Global Bridge (10/13 – 3/15), Uma Temakeria (8/14 – 11/2017).

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Phil Pilibosian (Born 1968)***	President and Trustee since April 2015	Managing Director at US Capital Advisors LLC (10/13-present), Founder, Chief Investment Officer and President of Condera Advisors, LLC (01/03-10/13)	2	USCA All Terrain Fund (2015 – Present).

Chris Arnold (Born 1977)	Treasurer since 2017	Managing Director & CFO at US Capital Advisors LLC (6/17 - present), Senior Director of Accounting and Finance and Fund Treasurer at Salient Partners L.P. (6/10 - 5/17), CFO at Salient Capital, L.P. (1/10 - 5/17).	n/a	n/a

Bryan Prihoda (Born 1987)	Secretary since 2015	Director at US Capital Advisors LLC (10/13 – present), Analyst at Condera Advisors, LLC (4/10 – 10/13).	n/a	n/a

Courtney Bowling (Born 1979)	Chief Compliance Officer and Anti-Money Laundering Officer since 2017	Managing Director at US Capital Advisors LLC (8/17 - present), CCO at NatAlliance Securities (5/14 – 7/17), Attorney at Texas State Securities Board (8/10-4/14).	n/a	n/a

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
**	The term “Fund Complex” includes USCA Fund Trust.
***	Phil Pilibosian is an “Interested Trustee” of the Trust, as that term is defined under the 1940 Act, because of his affiliation with the Advisor.

USCA All Terrain Fund

Approval of Investment Management Agreement and Sub-Advisory Agreement

March 31, 2020 (Unaudited)

In connection with the meeting held on March 12, 2020, the Board of Trustees (the “Board” or the “Trustees”) of the Fund, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of the investment advisory agreement (the “Advisory Agreement”) between the Advisor and the Trust. The Board further considered the approval of the sub-advisory agreement between Capital Management, LLC (“SKBA”), USCA and the Trust (the “Sub-Advisory Agreement”). In considering the approval of each of the agreements, the Trustees received materials specifically relating to the Fund, USCA, SKBA and each of the Advisory Agreement and Sub-Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each of the Advisory Agreements.

In considering the approval of the Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Performance. The Board considered the performance of the Fund, noting that the Fund outperformed its peer group over the trailing 1-year period and since inception period, and very slightly outperformed its peer group over the trailing 3-year period. They also noted that the Fund underperformed its benchmark index over the 1-year period , 3-year period and since inception period. After discussion, the Board determined that, based on the performance of the Fund relative to its peers and benchmark, as well as the Fund’s investment objective and strategy, the performance of the Fund was acceptable.

Nature, Extent and Quality of Service. The Board considered the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the responses provided in the 15(c) Questionnaire, noting that the Adviser provided investment identification, selection, oversight, due diligence, and allocation services, among others. The Board discussed the processes taken by the Adviser in performing such services. The Board also discussed the professional experience of each of biographical information for Messrs. Harris, Pilibosian and Arnold, and Ms. Bowling. The Board considered the responsibilities of each key professional servicing the Fund and noted the continuity of these key professionals. The Board discussed a recent regulatory exam undergone by a broker affiliate of the Adviser and the remedial actions taken in response. The Board also highlighted that the Fund had no material compliance issues since the most recent renewal of the advisory agreement.

Fees & Expenses. The Board considered the proposed management fee of 0.75%. It noted that this was below the peer group average of 1.45%. The Board noted that the advisory fees of the funds in the peer group ranged from 1.00% to 1.90% and that the Fund’s advisory fee was lower than any in the peer group. The Board also noted that the Fund’s net expense ratio was 1.25%, which was lower than the peer group average of 1.89%. The Board reviewed the composition of the peer group and discussed the method for selecting peers, which included 8 funds with similar strategies and asset bases to the Fund. They also discussed the fact that the Fund, not the Adviser, pays all sub-adviser fees, and how that impacts expenses. They also discussed the Fund’s investments in other funds, and, after consideration of the Adviser’s services, agreed that the Adviser’s services were additive to, not duplicative of, the services provided by the underlying fund managers. They further noted that the Adviser had an expense limitation agreement in place with respect to the Fund. The Board concluded that the advisory fee was reasonable.

Profitability. The Board also considered net profits to the Adviser from its relationship with the Fund. The Board discussed information provided by the Adviser indicating that the Adviser had incurred a modest profit over the previous fiscal year from its relationship with the Fund under the management agreement. The Board concluded that the profit the Advisor had made was reasonable.

Economies of Scale. The Trustees considered whether economies of scale had been reached with respect to the management of the Fund. The Trustees concluded that, due to the size of the Fund and the level of the current management fee, the absence of breakpoints was acceptable at this time. They agreed that the matter of economies of scale would be revisited as the asset size of the Fund increases.

The Board then considered the Sub-Advisory Agreement. The Board noted that the Agreement provides for the Fund to pay SKBA directly, rather than the Advisor paying from a portion of its management fee and they discussed the reasons for the arrangement.

The Board reviewed the sub-advisory agreement with SKBA Capital Management, LLC (“SKBA”). The Board considered the firm’s business and reviewed the services it provides to, and the strategies it executes for, the Fund. The Board highlighted in particular the firm’s ValuePlus strategy and SKBA’s consensus-building investment decision-making process. The Board discussed the risks associated with SKBA’s strategy and the ways the firm mitigates those risks through sector allocation, limiting security weights, and careful analysis of portfolio construction. The Board also discussed the backgrounds and experience of the professionals providing such services, and they noted SKBA had assets under management of approximately $699 million as of December 31, 2019. The Board discussed the firm’s brokerage allocation policy and noted the firm’s thorough broker selection process. The Board reviewed the performance information provided by SKBA in the Meeting materials and noted that over the 1-year period, SKBA’s sleeve generated a return of 24.5% compared to the sub-adviser benchmark return of 26.6%. The Board further noted that over the trailing 3-year and since inception time periods, SKBA’s sleeve slightly outperformed the sub-adviser benchmark. The Board considered the sub-advisory fee of 0.57%. They noted that the Fund was charged a lower rate than a comparable fund client advised by SKBA, and that the rate was similar, albeit slightly higher, than that charged by SKBA to separate account clients. The Board discussed the differences in services provided by SKBA to its fund clients and separate account clients, and concluded that the sub-advisory fee was not excessive. Mr. Foster explained that the management fee shown in the Fund’s prospectus is a blended rate of the Adviser’s and sub-adviser fees. The Board considered the impact of the sub-adviser on the total fee ratio for the Fund and concluded that it was reasonable. The Board considered SKBA’s profitability from its relationship with the Fund, noting that SKBA earned a slight profit over the Fund’s most recent fiscal year. The Board considered whether the sub-adviser had achieved economies of scale with respect to the sub-advisory services provided to the Fund. The Trustees agreed that economies, with respect to the overall Fund fees and expenses, was primarily a Fund level issue and should be considered with respect to the Fund’s overall advisory agreement and advisory fee.

Conclusion. Having requested and received such information from the Advisor and sub-advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the management agreements, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structures were reasonable and that approval of the management agreements is in the best interests of the Trust and the shareholders of the Fund.

PRIVACY NOTICE Rev. July 2019
FACTS	WHAT DOES USCA ALL TERRAIN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and wire transfer instructions
■ account transactions and transaction history
■ investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the USCA All Terrain Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does USCA All Terrain Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-877-259-8722

Who we are
Who is providing this notice?	USCA All Terrain Fund
What we do
How does USCA All Terrain Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does USCA All Terrain Fund collect my personal information?	We collect your personal information, for example, when you
	•	Open an account or give us your contact information
	•	Make a wire transfer
	•	Make deposits or withdrawals from your account
	•	Tell us where to send the money

We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
	•	Sharing for affiliates' everyday business purposes – information about your creditworthiness
	•	Affiliates from using your information to market to you
	•	Sharing for nonaffiliates to market to you
	•	State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	•	Our affiliates include financial companies such as US Capital Advisors, LLC, USCA Asset Management LLC, USCA RIA LLC, USCA Securities LLC, USCA Municipal Advisors LLC and USCA Fund Trust.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
	•	USCA All Terrain Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	•	USCA All Terrain Fund doesn’t jointly market.

USCA All Terrain Fund
Fund Service Providers

Trustees and Officers
Phil Pilibosian, President and Trustee

John Ferguson, Trustee
Robert Harvey, Trustee
Paul Wigdor, Trustee
Chris Arnold, Treasurer
Bryan Prihoda, Secretary

Courtney Bowling, Chief Compliance Officer and

Anti-Money Laundering Officer

Investment Advisor

USCA Asset Management LLC

4444 Westheimer Road, Suite G500, Houston, TX 77027

Custodian
U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, J1S, Milwaukee, WI 53212

Administrator

U.S. Bancorp Fund Services, LLC

811 East Wisconsin Avenue, 8th Floor, Milwaukee, WI 53202

Legal Counsel
Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, OH 43215

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830, Milwaukee, WI 53202

Item 2. Code of Ethics.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Ferguson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2020	FYE 03/31/2019
Audit Fees	$55,000	$55,000
Audit-Related Fees	$0	$0
Tax Fees	$25,000	$25,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, LTD. and KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows, respectively:

	FYE 03/31/2020	FYE 03/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 03/31/2020	FYE 03/31/2019
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: John Ferguson, Robert Harvey and Paul Wigdor. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available without charge, upon request, by calling (713) 366-0500

Item 6. Investments.

Pursuant to rules established by the SEC under the 1940 Act, the Board has adopted formal, written guidelines for proxy voting by the Fund.  The Board oversees voting policies and decisions for the Fund.

Generally, the Fund will invest in various collective investment vehicles, including privately-offered investment funds commonly known as “hedge funds” and publicly traded funds, including exchange-traded funds and mutual funds.

The Fund exercises its proxy voting rights with regard to the companies in the Fund’s portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.  Based on the nature of the Fund’s investments, proxy voting procedures will not be applicable.  If required, the following procedures would be utilized.

In general, the Board believes that the Adviser and the Fund’s sub-advisers, which select the individual securities that are part of the Fund’s portfolio, are the most knowledgeable and best suited to make decisions about proxy votes.  Therefore, the Fund defers to and relies on the Adviser and its sub-advisers to make decisions on casting proxy votes.

The Fund may invest in other investment companies in excess of the limitations in section 12(d)(1) of the 1940 Act. The Fund will avail itself of the safe harbor of section 12(d)(1)(F) of the 1940 Act.  Under Section 12(d)(1) of the 1940 Act, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½%.  Therefore, the Fund (or the Adviser or sub-adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either:

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

The Adviser provides quarterly certifications with respect to its adherence to its proxy voting policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Information is presented as of March 31, 2020.

USCA Asset Management LLC

David M. Harris

Mr. Harris is a Senior Managing Director with U.S. Capital, overseeing approximately $814 million in assets for institutions and high net worth individuals.  He has more than a quarter of a century of experience in managing complex financial strategies, emphasizing capital preservation while maximizing long-term appreciation.  Mr. Harris joined U.S. Capital as a Managing Director in December 2010.  Before that he was a Financial Advisor with UBS Financial Services from 2004 to 2010, Smith Barney from 1989 to 2004 and Drexel Burnham from 1978 to 1989.  Mr. Harris attended Swarthmore College and Kalamazoo College and earned his CIMA (Certified Investment Management Analyst®) certification from the Wharton School of Business at the University of Pennsylvania in 2003.

SKBA Capital Management, LLC

Andrew W. Bischel, CFA

Mr. Bischel is Chairman, CEO, CIO and a founding member of SKBA.  He has been in the industry since 1976 and joined SKBA when the firm was founded in 1989.  Mr. Bischel is the lead member of the Investment Strategy Team.  Previously, Mr. Bischel worked at The Bank of California.  Mr. Bischel earned his BS in mathematics and BA in economics from the University of California at Davis, and his MBA from the California State University at Sacramento. He is a member of the CFA Society of San Francisco and the CFA Institute.  Mr. Bischel is an equity owner of the firm.

Evan Ke, CFA
Mr. Ke is a portfolio manager on the Investment Strategy Team and is also a securities analyst.  He joined SKBA in 2009 as a member of our research internship program and rejoined SKBA in 2011.  In between employment at SKBA, Mr. Ke worked in the equity research department at Piper Jaffray.  Mr. Ke received a Bachelor of Arts in economics from the University of California at Berkeley.  He is a member the CFA Society of San Francisco and the CFA Institute.  Mr. Ke is an equity owner of the firm.

Joshua J. Rothé

Mr. Rothé is President and Director of Research.  He has been in the industry since 1991 and joined SKBA in 1994.  Mr. Rothé is a member of the Investment Strategy Team.    Previously, Mr. Rothé worked at Lehman Brothers and Kemper Securities.  Mr. Rothé received his BS in international business and his MBA with an emphasis in finance from the University of San Francisco. He is a member the CFA Society of San Francisco and the CFA Institute. He holds the Series 65 securities license. Mr. Rothé is an equity owner of the firm.

Matthew R. Segura, CFA

Mr. Segura is a portfolio manager on the Investment Strategy Team and is also a securities analyst.  Previously Mr. Segura worked at Charles Schwab & Co performing several roles: A Cash Management team member in the Treasury, and a Manager in Financial Planning and Analysis for Schwab’s largest retail divisions.  Mr. Segura also served 5 years Active Duty in the United States Marine Corps.  He received a BS in business administration from Haas School of Business at UC Berkeley.  He is a member the CFA Society of San Francisco and the CFA Institute.  Mr. Segura is an equity owner of the firm.

(2)	The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of March 31, 2020.

Other Accounts by Type	Total Number of Accounts by Account Type	Total Assets By Account Type ($ Millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
David M. Harris
Registered investment companies	-	-	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	876*	$465*		-
Andrew W. Bischel
Registered investment companies	3	$7	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	36	$497	-	-
Evan Ke
Registered investment companies	3	$7	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	36	$497	-	-

Joshua J. Rothé
Registered investment companies	3	$7	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	36	$497	-	-
Matthew Segura
Registered investment companies	3	$7	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	36	$497	-	-

*
Of the accounts and assets included above for which Mr. Harris was primarily responsible, 266 and $215 million were accounts and assets, respectively, over which Mr. Harris provided discretionary management in a U.S. equity or equity/fixed income (i.e., balanced) style investment strategy.  The remaining accounts and assets were those over which Mr. Harris provides non-discretionary investment management services, pursuing various investment objectives and utilizing a variety of investment strategies.

Conflicts of Interest

The Advisor may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund ("Adviser Accounts").  The Fund has no interest in these activities. The Advisor and the investment professionals, who on behalf of the Advisor, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts.  Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.  Because the portfolio managers may manage assets for Adviser Accounts such as other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), or may be affiliated with such Adviser Accounts, there may be an incentive to favor one Adviser Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Adviser Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on the Adviser Account.  In those instances, a portfolio manager may have an incentive to not favor the Fund over the Adviser Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

(3)	The following compensation information is presented as of March 31, 2020.

The Advisor

The portfolio manager receives a salary equal to a fixed percentage of all or a portion of the advisory fee revenues associated with the portfolios for which the portfolio manager is involved.

SKBA Capital

SKBA typically offers portfolio managers competitive base salaries and benefits, incentive compensation, 401k plan employer contributions, and dividend distributions for equity owners.  Annual incentive awards are variable and are based on an evaluation of the employee’s achievement of annual goals and objectives, including company profit performance, new business growth or retention, individual performance measures and/or investment performance measures.  For employee owners, quarterly dividend distributions are based on the firms’ revenue and profit performance.

(4) The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of March 31, 2019:

Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant
David M. Harris	$100,001 - $500,000
Andrew W. Bischel	None
Kenneth J. Kaplan	None
Evan Ke	None
Joshua J. Rothé	None
Mathew Segura	None

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 10/01/2019-10/31/2019	0	0	0	0
Month #2 11/01/2019-11/30/2019	0	0	0	0
Month #3 12/01/2019-12/31/2019	456	$1,095.49	456	$13,816,503
Month #4 01/01/2020-01/31/2020	0	0	0	0
Month #5 02/01/2020-02/29/2020	0	0	0	0
Month #6 03/01/2020-03/31/2020	0	0	0	$13,660,561
Total	456	$1,095.49	456	$27,477,064
*The Fund issued a tender offer on August 23, 2019.  The tender offer enabled up to $13,816,503 to be redeemed by shareholders. The tendered shares were paid out at the December 31, 2019 net asset value per share.
*The Fund issued a tender offer on November 22, 2019.  The tender offer enabled up to $13,660,561 to be redeemed by shareholders. There were no interests of the company validly tendered prior to the expiration of the offer.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes required by this item to be reported.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Principal Executive Officer] and [Treasurer/Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal [year/period] reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(1)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  USCA All Terrain Fund

By (Signature and Title)  /s/ Phil Pilibosian
Phil Pilibosian, President

Date:  June 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Phil Pilibosian
                                                  Phil Pilibosian, President

Date: June 8, 2020

By (Signature and Title)  /s/ Chris Arnold
                                                  Chris Arnold, Treasurer

Date:  June 8, 2020